LEGG MASON PARTNERS EQUITY TRUST

SUPPLEMENT DATED JUNE 7, 2017

TO THE SUMMARY PROSPECTUS AND PROSPECTUS OF

CLEARBRIDGE APPRECIATION FUND,

EACH DATED MARCH 1, 2017

The following amends and restates the fee table and footnotes to the fee table in the section of the fund’s Summary Prospectus and Prospectus titled “Fees and expenses of the fund”:

Shareholder fees
(fees paid directly from your investment)
	Class A	Class B	Class C	Class FI	Class R	Class R1	Class I	Class IS
Maximum sales charge (load) imposed on purchases (as a % of offering price)	5.75[1]	None	None	None	None	None	None	None
Maximum deferred sales charge (load) (as a % of the lower of net asset value at purchase or redemption)[2]	None[3]	5.00	1.00	None	None	None	None	None
Small account fee[4]	$15	$15	$15	None	None	None	None	None

Annual fund operating expenses (%)
(expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class B	Class C	Class FI	Class R	Class R1	Class I	Class IS
Management fees	0.56	0.56	0.56	0.56	0.56	0.56	0.56	0.56
Distribution and/or service (12b-1) fees	0.25	1.00	1.00	0.25	0.50	1.00	None	None
Other expenses	0.19	0.77	0.15	0.20	0.24	0.23[5]	0.14	0.04
Total annual fund operating expenses	1.00[6]	2.33[6]	1.71[6]	1.01[6]	1.30[6]	1.79	0.70[6]	0.60[6]
Fees waived and/or expenses reimbursed[7]	—	(0.12)	—	—	—	—	—	—
Total annual fund operating expenses after waiving fees and/or reimbursing expenses	1.00	2.21	1.71	1.01	1.30	1.79	0.70	0.60

[1]	The sales charge is waived for shareholders purchasing Class A shares through accounts where LMIS is the broker-dealer of record (“LMIS Accounts”).

[2]	Maximum deferred sales charge (load) may be reduced over time.

[3]

You may buy Class A shares in amounts of $1,000,000 or more at net asset value (without an initial sales charge), but if you redeem those shares within 18 months of their purchase, you will pay a contingent deferred sales charge of 1.00%.

[4]

If your shares are held in a direct account and the value of your account is below $1,000 ($250 for retirement plans that are not employer-sponsored), the fund may charge you a fee of $3.75 per account that is determined and assessed quarterly (with an annual maximum of $15.00 per account). Direct accounts generally include accounts held in the name of the individual investor on the fund’s books and records.

[5]	“Other expenses” for Class R1 shares are estimated for the current fiscal year. Actual expenses may differ from estimates.

[6]

Total annual fund operating expenses do not correlate with the ratios of expenses to average net assets reported in the financial highlights in the fund’s Prospectus and in the fund’s shareholder reports because the ratios in the financial highlights reflect the fund’s operating expenses and do not include acquired fund fees and expenses.

[7]

The manager has agreed to waive fees and/or reimburse operating expenses (other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses), so that total annual fund operating expenses will not exceed 1.15% for Class A shares, 2.20% for Class B shares; 1.90% for Class C shares, 1.05% for Class FI shares, 1.40% for Class R shares, 1.95% for Class R1 shares, 0.80% for Class I shares and 0.70% for Class IS shares, subject to recapture as described below. In addition, total annual fund operating expenses for Class IS shares will not exceed total annual fund operating expenses for Class I shares, subject to recapture as described below. These arrangements cannot be terminated prior to December 31, 2018 without the Board of Trustees’ consent. The manager is permitted to recapture amounts waived and/or reimbursed to a class during the same fiscal year if the class’ total annual fund operating expenses have fallen to a level below the limits described above. Total annual fund operating expenses, after waiving fees and/or reimbursing expenses, exceed the expense cap for Class B shares as a result of acquired fund fees and expenses. In no case will the manager recapture any amount that would result, on any particular business day of the fund, in the class’ total annual fund operating expenses exceeding the applicable limits described above or any other lower limit then in effect.

Please retain this supplement for future reference.

CBAX381159

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